                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                         --------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)     January 15, 1998
                                                 -------------------

The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 28, 1997 providing for the issuance of TMS Asset Backed Certificates, Series 1997-A) and each of the Originators listed on Schedule A attached hereto.

                             The Money Store, Inc.
                             ---------------------
            (Exact name of registrant as specified in its charter)



New Jersey                   33-58128-35               upper tier 91-181-5463
----------                   -----------               ----------------------
                                                       lower tier 91-181-5464
                                                       ----------------------
State or other              (Commission                (IRS Employer
jurisdiction of             File Number)               ID Number)
incorporation)


2840  Morris  Avenue,  Union,  New  Jersey   07083
-------------------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                              (908) 686-2000

                           n/a
------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5                    Other Events
                          ------------

          Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the January 15, 1998 Remittance Date.


Item 7                    Financial Statements and Exhibits
                          ---------------------------------

          The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                           THE MONEY STORE INC.


                                           By: /s/ Harry Puglisi
                                              ----------------------------------
                                                     Harry Puglisi
                                                       Treasurer




                Dated:    January 31, 1998

                                  Schedule A

                              List of Originators
                              -------------------

                                    1997-A
                                    ------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                            SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28,1997, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-A FOR THE JANUARY 12, 1998 DETERMINATION DATE.

                                                                                POOL I             POOL II            POOL III
1.  AGGREGATE AMOUNT RECEIVED (5.03 b)                                       $15,509,054.36     $13,347,334.95      $100,818.80
    ADJ : RECALCULATION                                                                0.00               0.00             0.00
                                                                            ----------------------------------------------------
                                                                              15,509,054.36      13,347,334.95       100,818.80


    LESS: SERVICE FEE (7.03 & 5.04)                                               83,017.41          55,427.46         2,042.17
          CONTINGENCY FEE (7.03 & 5.04)                                           83,017.41          55,427.46         2,042.17
          OTHER SERVICER FEES (Late Charges / Escrow) (7.03 & 5.04)              103,632.53         103,953.16            38.32
          UNREIMBURSED MONTHLY ADVANCES (5.04 b)                                       0.00               0.00             0.00
                                                                            ----------------------------------------------------
                                                                                 269,667.35         214,808.08         4,122.66

    PLUS: MONTHLY ADVANCE (6.11) - INCLUDING
              COMPENSATING INTEREST (6.12)                                             0.00               0.00             0.00
          PRE-FUNDING ACCOUNT TRANSFER (6.02)                                          0.00               0.00             0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER (6.02)                                 0.00               0.00             0.00
                                                                            ----------------------------------------------------
                                                                                       0.00               0.00             0.00

    LESS: EXCESS SPREAD (I-19)                                                 1,437,202.31         816,337.51        28,510.81
          SUBORDINATION REDUCTION AMOUNT (I-56)                                        0.00               0.00             0.00
                                                                            ----------------------------------------------------
                                                                               1,437,202.31         816,337.51        28,510.81
                                                                            ----------------------------------------------------
     AVAILABLE REMITTANCE AMOUNT                                              13,802,184.70      12,316,189.36        68,185.33
                                                                            ====================================================

2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED                                                  17,155,687.72
        IN PRIOR SERVICER'S CERTIFICATE

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED                                                  63,100,000.00
        IN PRIOR SERVICER'S CERTIFICATE

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED                                                  75,800,000.00
        IN PRIOR SERVICER'S CERTIFICATE

    (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED                                                  61,100,000.00
        IN PRIOR SERVICER'S CERTIFICATE

    (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED                                                  31,100,000.00
        IN PRIOR SERVICER'S CERTIFICATE

    (F) CLASS A-6 PRINCIPAL BALANCE AS REPORTED                                                  45,000,000.00
        IN PRIOR SERVICER'S CERTIFICATE

    (G) CLASS A-7 PRINCIPAL BALANCE AS REPORTED                                                  30,600,000.00
        IN PRIOR SERVICER'S CERTIFICATE

    (H) CLASS A-8  PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                32,000,000.00

    (I) CLASS A-9 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                37,000,000.00

    (J) CLASS A-10 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                               200,776,656.66

    (K) CLASS A-11 PRINCIPAL BALANCE  AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                60,000,000.00

    (L) CLASS A-12 PRINCIPAL BALANCE  AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                 8,987,739.26

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
    CLASS A-1                                                               11,597,694.03
    CLASS A-2                                                                        0.00
    CLASS A-3                                                                        0.00
    CLASS A-4                                                                        0.00
    CLASS A-5                                                                        0.00
    CLASS A-6                                                                        0.00
    CLASS A-7                                                                        0.00
    CLASS A-8                                                                        0.00
    CLASS A-9                                                                        0.00

  TOTAL POOL I PRINCIPAL DISTRIBUTION AMOUNT:                               11,597,694.03

    CLASS A-10                                                              12,582,014.39
    CLASS A-11                                                                       0.00

  TOTAL POOL II PRINCIPAL DISTRIBUTION AMOUNT:                              12,582,014.39

    CLASS A-12                                                                 480,667.30

  TOTAL POOL III PRINCIPAL DISTRIBUTION AMOUNT:                                480,667.30

4.TOTAL  AMOUNT OF POOL I, II & III
    INSURED PAYMENTS                                                                 0.00

5.(A) SUBORDINATED AMOUNT
                  POOL I                                                    11,214,238.97
                  POOL II                                                    8,119,490.22
                  POOL III                                                   1,164,513.74

  (B) SPECIFIED SUBORDINATED AMOUNT
                  POOL I                                                    11,280,000.00
                  POOL II                                                   10,720,000.00
                  POOL III                                                   2,500,000.00
6.PRINCIPAL PREPAYMENT RECEIVED DURING
  THE DUE PERIOD                                 # ACCOUNTS                 DOLLARS
                  POOL I                            251                      9,772,690.01
                  POOL II                           122                      9,701,412.51
                  POOL III                           0                               0.00

7.   AMOUNT OF CURTAILMENTS RECEIVED DURING
     THE DUE PERIOD
                  POOL I                                                                              1,141,929.75
                  POOL II                                                                               941,973.03
                  POOL III                                                                                    0.00

8.   AMOUNT OF EXCESS AND MONTHLY PAYMENTS
     IN RESPECT OF PRINCIPAL RECEIVED DURING
     THE DUE PERIOD
                  POOL I                                                                                617,313.24
                  POOL II                                                                               267,336.94
                  POOL III                                                                                5,035.05

9.   AMOUNT OF INTEREST RECEIVED
                  POOL I                                                                              3,873,488.83
                  POOL II                                                                             2,332,659.31
                  POOL III                                                                               95,745.43

10.  (A)  AMOUNT OF MONTHLY ADVANCES INCLUDING COMPENSATING
          INTEREST TO BE MADE ON THE DETERMINATION DATE
          TO BE DEPOSITED IN THE CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)
                  POOL I                                                                                      0.00
                  POOL II                                                                                     0.00
                  POOL III                                                                                    0.00

     (B)  AMOUNT OF COMPENSATING INTEREST
                  POOL I                                                                                    396.64
                  POOL II                                                                                   218.15
                  POOL III                                                                                    0.00

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  THE AMOUNT OF REALIZED LOSSES DURING
     DUE PERIOD
                  POOL I                                                                                 65,761.03
                  POOL II                                                                                   864.66
                  POOL III                                                                                    0.00

13.  CLASS A-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                      93,069.61
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                 11,597,694.03
         (C) CARRY FORWARD AMOUNT                                                   0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                                         0.00

         TOTAL CLASS A-1 REMITTANCE AMOUNT                                                           11,690,763.64

     CLASS A-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                     345,209.58
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                          0.00
         (C) CARRY FORWARD AMOUNT                                                   0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                                         0.00

         TOTAL CLASS A-2 REMITTANCE AMOUNT                                                              345,209.58

      CLASS A-3 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                   421,637.50
         (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
         (C) CARRY FORWARD AMOUNT                                 0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                       0.00

         TOTAL CLASS A-3 REMITTANCE AMOUNT                                       421,637.50

      CLASS A-4 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                   350,815.83
         (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
         (C) CARRY FORWARD AMOUNT                                 0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                       0.00

         TOTAL CLASS A-4 REMITTANCE AMOUNT                                       350,815.83

      CLASS A-5 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                   182,971.67
         (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
         (C) CARRY FORWARD AMOUNT                                 0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                       0.00

         TOTAL CLASS A-5 REMITTANCE AMOUNT                                       182,971.67

      CLASS A-6 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                   270,375.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
         (C) CARRY FORWARD AMOUNT                                 0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                       0.00

         TOTAL CLASS A-6 REMITTANCE AMOUNT                                       270,375.00

      CLASS A-7 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                   188,955.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
         (C) CARRY FORWARD AMOUNT                                 0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                       0.00

         TOTAL CLASS A-7 REMITTANCE AMOUNT                                       188,955.00

      CLASS A-8 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                   205,466.67
         (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
         (C) CARRY FORWARD AMOUNT                                 0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                       0.00

         TOTAL CLASS A-8 REMITTANCE AMOUNT                                       205,466.67

      CLASS A-9 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                   223,079.17
         (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
         (C) CARRY FORWARD AMOUNT                                 0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                       0.00

         TOTAL CLASS A-9 REMITTANCE AMOUNT                                       223,079.17

      POOL I REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                        2,281,580.02
         (B) PRINCIPAL DISTRIBUTION AMOUNT                      11,597,694.03
         (C) CARRY FORWARD AMOUNT                                        0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                              0.00

         TOTAL POOL I REMITTANCE AMOUNT                                                 13,879,274.05

      CLASS A-10 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                        1,056,445.33
         (B) PRINCIPAL DISTRIBUTION AMOUNT                      12,582,014.39
         (C) CARRY FORWARD AMOUNT                                        0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                              0.00

         TOTAL CLASS A-10 REMITTANCE AMOUNT                                             13,638,459.72

      CLASS A-11 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                          313,100.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT                               0.00
         (C) CARRY FORWARD AMOUNT                                        0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                              0.00

         TOTAL CLASS A-11 REMITTANCE AMOUNT                                                313,100.00

      POOL II REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                        1,369,545.33
         (B) PRINCIPAL DISTRIBUTION AMOUNT                      12,582,014.39
         (C) CARRY FORWARD AMOUNT                                        0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                              0.00

         TOTAL POOL II REMITTANCE AMOUNT                                                13,951,559.72

      CLASS A-12 (POOL III) REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                           56,360.61
         (B) PRINCIPAL DISTRIBUTION AMOUNT                         480,667.30
         (C) CARRY FORWARD AMOUNT                                        0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                              0.00

         TOTAL POOL III REMITTANCE AMOUNT                                                  537,027.91

  14.(A) REIMBURSABLE AMOUNTS                                            0.00
     (B) CLASS X REMITTANCE AMOUNT PAYABLE PURSUANT
          TO SECTION 6.08(d) (iii) AND ( iv)
                  POOL I                                                (0.00)
                  POOL II                                                0.00
                  POOL III                                               0.00

    15. (A) CLASS A-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                              5,557,993.69

        (B) CLASS A-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                             63,100,000.00

        (C) CLASS A-3 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                             75,800,000.00

        (D) CLASS A-4 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                             61,100,000.00

        (E) CLASS A-5 PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                             31,100,000.00

        (F) CLASS A-6 PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                             45,000,000.00

        (G) CLASS A-7 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                             30,600,000.00

        (H) CLASS A-8 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                             32,000,000.00

        (I) CLASS A-9 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                             37,000,000.00

        (J) CLASS A-10 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                            188,194,642.27

        (K) CLASS A-11 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                             60,000,000.00

    (L) CLASS A-12 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                        8,507,071.96

    (M) TOTAL POOL I PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                      381,257,993.69

    (N) TOTAL POOL II PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                      248,194,642.27

    (O) TOTAL POOL III PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                        8,507,071.96

16. (A) MONTHLY EXCESS SPREAD PERCENTAGE (FOR POOL  I, II AND III)                      100.00%

    (B) EXCESS SPREAD (POOL I)                                                     1,437,202.31
        EXCESS SPREAD (POOL II)                                                      816,337.51
        EXCESS SPREAD (POOL III)                                                      28,510.81
        TOTAL EXCESS SPREAD (POOL I, II and III)                                   2,282,050.63

    (C) REMAINDER EXCESS SPREAD AMOUNT POOL I                                              0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL II                                             0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL III                                            0.00
        TOTAL REMAINDER EXCESS SPREAD AMOUNT POOL I, II and III                            0.00

17. CUMULATIVE REALIZED LOSSES
             POOL I                                                                  230,570.32
             POOL II                                                                  27,372.63
             POOL III                                                                      0.00

18. (A) THE WEIGHTED AVERAGE MATURITY
             POOL I                                                                     265.280
             POOL II                                                                    348.813
             POOL III                                                                   330.695

    (B) THE WEIGHTED AVERAGE MORTGAGE
        INTEREST RATE
             POOL I                                                                     11.673%
             POOL II                                                                    10.496%
             POOL III                                                                   11.720%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD
        POOL I                                                                             83,017.41
        POOL II                                                                            55,427.46
        POOL III                                                                            2,042.17

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD
        POOL I                                                                             83,017.41
        POOL II                                                                            55,427.46
        POOL III                                                                            2,042.17

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE
        POOL I                                                                             16,368.99
        POOL II                                                                            10,865.69
        POOL III                                                                              374.49

    (D) AMOUNT TO BE DEPOSITED TO THE INSURANCE ACCOUNT- MBIA
        POOL I                                                                             32,738.00
        POOL II                                                                            26,078.00
        POOL III                                                                            4,119.00

    (F) CLASS A-11 AUCTION AGENT FEE                                                       10,204.17

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:                                               POOL I                      POOL II
    (A) SECTION 5.04 (b)                                                     0.00                       0.00
    (B) SECTION 5.04 (c)                                                     0.00                       0.00
    (C) SECTION 5.04 (d)(ii)                                                 0.00                       0.00
    (D) SECTION 5.04 (e)                                                     0.00                       0.00
    (E) SECTION 5.04 (f)(i)                                            166,034.82                 110,854.92
                                                                         POOL III
    (A) SECTION 5.04 (b)                                                     0.00
    (B) SECTION 5.04 (c)                                                     0.00
    (C) SECTION 5.04 (d)(ii)                                                 0.00
    (D) SECTION 5.04 (e)                                                     0.00
    (E) SECTION 5.04 (f)(i)                                              4,084.34

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                                     5,557,993.69                 0.05893949
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                                   94,300,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                                    63,100,000.00                 1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                                   63,100,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                                    75,800,000.00                 1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                                   75,800,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A-4 PRINCIPAL BALANCE                                    61,100,000.00                 1.00000000
    ORIGINAL CLASS A-4 PRINCIPAL BALANCE                                   61,100,000.00

    CLASS A-5 POOL FACTOR (I-5):
    CURRENT CLASS A-5 PRINCIPAL BALANCE                                                          31,100,000.00      1.00000000
    ORIGINAL CLASS A-5 PRINCIPAL BALANCE                                                         31,100,000.00

    CLASS A-6 POOL FACTOR (I-5):
    CURRENT CLASS A-6 PRINCIPAL BALANCE                                                          45,000,000.00      1.00000000
    ORIGINAL CLASS A-6 PRINCIPAL BALANCE                                                         45,000,000.00

    CLASS A-7 POOL FACTOR (I-5):
    CURRENT CLASS A-7 PRINCIPAL BALANCE                                                          30,600,000.00      1.00000000
    ORIGINAL CLASS A-7 PRINCIPAL BALANCE                                                         30,600,000.00

    CLASS A-8 POOL FACTOR (I-5):
    CURRENT CLASS A-8 PRINCIPAL BALANCE                                                          32,000,000.00      1.00000000
    ORIGINAL CLASS A-8 PRINCIPAL BALANCE                                                         32,000,000.00

    CLASS A-9 POOL FACTOR (I-5):
    CURRENT CLASS A-8 PRINCIPAL BALANCE                                                          37,000,000.00      1.00000000
    ORIGINAL CLASS A-8 PRINCIPAL BALANCE                                                         37,000,000.00

    POOL I FACTOR:
    CURRENT POOL I PRINCIPAL BALANCE                                                            381,257,993.69      0.81118722
    ORIGINAL POOL I PRINCIPAL BALANCE                                                           470,000,000.00

    CLASS A-10 FACTOR:
    CURRENT CLASS A-10 PRINCIPAL BALANCE                                                        188,194,642.27      0.72382555
    ORIGINAL CLASS A-10 PRINCIPAL BALANCE                                                       260,000,000.00

    CLASS A-11 POOL FACTOR (I-5):
    CURRENT CLASS A-11 PRINCIPAL BALANCE                                                         60,000,000.00      1.00000000
    ORIGINAL CLASS A-11 PRINCIPAL BALANCE                                                        60,000,000.00

    POOL II FACTOR:
    CURRENT POOL II PRINCIPAL BALANCE                                                           248,194,642.27      0.77560826
    ORIGINAL POOL II PRINCIPAL BALANCE                                                          320,000,000.00

    CLASS A-12 (POOL III FACTOR (I-5):
    CURRENT CLASS A-12 PRINCIPAL BALANCE                                                          8,507,071.96      0.85070720
    ORIGINAL CLASS A-12 PRINCIPAL BALANCE                                                        10,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE
        POOL I                                                                                                        11.673%
        POOL II                                                                                                       10.496%
        POOL III                                                                                                      11.720%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS
        POOL I                                                                                                        11.023%
        POOL II                                                                                                        9.629%
        POOL III                                                                                                      10.620%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-5, CLASS A-6,
        CLASS A-7, CLASS A-8 AND CLASS A-9 ADJUST MORTGAGE LOAN REMITTANCE RATE                                        7.133%
        CLASS A-10 AND CLASS A-11  ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                              6.316%
        CLASS A-12 ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                              8.125%
                                                                                              --------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                                               10/31/97     11/30/97    12/31/97
                                                                                              --------------------------------------
        POOL I                                                                                    11.688%       11.681%     11.673%
        POOL II                                                                                   10.438%       10.460%     10.496%
        POOL III                                                                                  11.720%       11.720%     11.720%


   23. CLASS A-10  REMITTANCE RATE                                        6.11047%
       CLASS A-11  REMITTANCE RATE (BASED ON AUCTION RATE)                 6.0600%

       IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
       LIBOR PLUS MARGIN FOR  CLASS A-10                                  N/A

   24. (A) LIBOR RATE                                                     5.98047%
       (B) AUCTION RATE                                                     6.060%

   25. POOL II  NET FUNDS CAP (RATE)                                        9.967%
       CLASS A-10 NET FUNDS CAP                                               0.00
       CLASS A-11 NET FUNDS CAP                                               0.00

   26. CLASS A-10 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER                0.00
       CLASS A-11 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER                   0
                                                                              0.00

   27. (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
       INTEREST CARRYOVER                                                     0.00
       (B) LIBOR INTEREST CARRYOVER BALANCE                                   0.00

     28. OTHER INFORMATION
         SPREAD ACCOUNT BALANCES
         POOL I                                                              0.00
         POOL II                                                             0.00
         POOL III                                                      622,413.35

                              EXHIBIT O (POOL I)
                 REMIC DELINQUENCIES AS OF - DECEMBER 31, 1997


  REMIC            OUTSTANDING               #
  SERIES            DOLLARS               ACCOUNTS         RANGES               AMOUNT           NO           PCT
 1997-A-I       $392,537,993.69             9,278        1 TO 29 DAYS        74,685,611.71      1892         19.03%
                                                        30 TO 59 DAYS         9,448,337.10       220          2.41%
                                                        60 TO 89 DAYS         4,646,589.26       109          1.18%
                                                        90 AND OVER          10,156,124.70       211          2.59%

                                                        FORECLOSURE           7,610,148.40       117          1.94%
                                                        REO PROPERTY            152,107.89         3          0.04%



                                                        TOTALS             $106,698,919.06     2,552         27.18%
                                                                          =========================================

                              EXHIBIT O (POOL II)
                 REMIC DELINQUENCIES AS OF - DECEMBER 31, 1997


  REMIC            OUTSTANDING               #
  SERIES            DOLLARS               ACCOUNTS         RANGES               AMOUNT           NO           PCT
 1997-A-II      $257,985,424.40             3,313        1 TO 29 DAYS       49,605,733.70       657         19.23%
                                                        30 TO 59 DAYS        6,095,065.63        82          2.36%
                                                        60 TO 89 DAYS        3,104,465.12        41          1.20%
                                                        90 AND OVER          7,463,110.66        97          2.89%

                                                        FORECLOSURE          4,453,699.86        58          1.73%
                                                        REO PROPERTY           166,800.00         2          0.06%



                                                        TOTALS             $70,888,874.97       937         27.48%
                                                                          ========================================


                            EXHIBIT O ( POOL III )

                     REMIC DELINQUENCIES AS OF -DECEMBER 31, 1997
REMIC            OUTSTANDING           #
SERIES           DOLLARS               ACCOUNTS     RANGES          AMOUNT                    NO              PCT
 1997-A-III           9,524,804.60           49      1 TO 29 DAYS             0.00            0               0.00%
                                                    30 TO 59 DAYS             0.00            0               0.00%
                                                    60 TO 89 DAYS             0.00            0               0.00%
                                                    90 AND OVER         267,000.00            1               2.80%

                                                    FORECLOSURE               0.00            0               0.00%
                                                    REO PROPERTY              0.00            0               0.00%


                                                    TOTALS             $267,000.00            1               2.80%
                                                                    ================================================

1997-A

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxxvi) is provided for each Class per $1,000 (or per $25,000 for Class A-11) original dollar amount as of the Cut-Off Date.
                                                POOL I

SUBCLAUSE       CLASS A-1       CLASS A-2       CLASS A-3       CLASS A-4
--------------------------------------------------------------------------------
(ii)               181.93        1,000.00        1,000.00        1,000.00

(vi)               103.63            0.00            0.00            0.00

(vii)               12.11            0.00            0.00            0.00

(viii)               6.55            0.00            0.00            0.00

(xiii)  (a)          0.99            5.47            5.56            5.74
        (b)        122.99            0.00            0.00            0.00
        (c)          0.00            0.00            0.00            0.00
        (d)          0.00            0.00            0.00            0.00

(xv)                58.94        1,000.00        1,000.00        1,000.00

(xxxvi)              0.00            0.00            0.00            0.00



SUBCLAUSE       CLASS A-5       CLASS A-6       CLASS A-7       CLASS A-8
--------------------------------------------------------------------------------
(ii)             1,000.00        1,000.00        1,000.00        1,000.00

(vi)                 0.00            0.00               0            0.00

(vii)                0.00            0.00               0            0.00

(viii)               0.00            0.00               0            0.00

(xiii)  (a)          5.88            6.01            6.18            6.42
        (b)          0.00            0.00               0            0.00
        (c)          0.00            0.00               0            0.00
        (d)          0.00            0.00               0            0.00

(xv)             1,000.00        1,000.00        1,000.00        1,000.00

(xxxvi)              0.00            0.00               0               0



SUBCLAUSE       CLASS A-9      CLASS A-10      CLASS A-11      CLASS A-12
--------------------------------------------------------------------------------
(ii)             1,000.00          772.22       25,000.00          898.77

(vi)                 0.00            0.00            0.00            0.00

(vii)                0.00            0.50            0.00            0.00

(viii)               0.00            0.52            0.00            0.50

(xiii)  (a)          6.03            4.06          130.46            5.64
        (b)          0.00           48.39            0.00           48.07
        (c)          0.00            0.00            0.00            0.00
        (d)          0.00            0.00            0.00            0.00

(xv)             1,000.00          723.83       25,000.00          850.71

(xxxvi)              0.00            0.00            0.00            0.00